   MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2009 - MARCH 31, 2010

                                                                     AMOUNT OF
                                      OFFERING                        SHARES
    SECURITY      PURCHASE/  SIZE OF  PRICE OF     TOTAL AMOUNT      PURCHASED
    PURCHASED    TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND
---------------- ---------- -------- --------- -------------------- ----------
     Boston      10/06/09      --      $99.931    $7,000,000,000.00    350,000
  Properties LP
   5.875% due
   10/15/2019

  Commonwealth   10/08/08      --      $99.448    $1,500,000,000.00    735,000
     Bank of
Australia 5.000%
 due 10/15/2019

 Amphenol Corp   10/29/09      --      $99.813      $600,000,000.00    490,000
   4.750% due
   11/15/2014

  % OF     % OF
 OFFERING  FUNDS
PURCHASED  TOTAL
  BY FUND ASSETS       BROKERS        PURCHASED FROM
--------- ------ ------------------- ----------------
    0.05%  0.16%     BofA Merril     Banc of America
                    Lynch, Citi,
                    deutsche Bank
                     Securities,
                     BNY Mellon
                       Capital
                    Markets LLC,
                     Wells Fargo
                     Securities,
                     Capital One
                     Southcoast,
                     Cmmerzbank
                    Corporates &
                      Markets,
                   Mitsubishi UFJ
                     Securities,
                     PNC Capital
                    Markets LLC,
                     RBS, Scotia
                      Capital,
                      SunTrust
                      Robinson
                    Humphrey, TD
                     Securities,
                    U.S. Bancorp
                     Investments
                        Inc.

    0.05%  0.08%   Goldman, Sachs    Goldman Sachs
                     & Co., J.P.
                       Morgan
                     Securities
                    Inc., Morgan
                    Stanley & Co.
                    Incorporated,
                    Commonwealth
                       Bank of
                      Australia

    0.08%  0.05%    BofA Merrill     Bank of America
                       Lynchg,
                    Deutsche Bank

 CA Inc. 5.375%  11/9/2009     --      $99.162      $750,000,000.00  1,755,000
 due 12/1/2019

     Quest       11/12/09      --      $98.491      $500,000,000.00    645,000
  Diagnostics
 Inc. 4.750% due
   1/30/2020

                     Securities,
                    J.P. Morgan,
                     wells Fargo
                     Securities,
                   Mitsubishi UFJ
                     Securities,
                       Mizuho
                   Securities USA
                    Inc., RBS, TD
                     Securities

    0.23%  0.18%    BofA Merrill     JP Morgan
                     Lynch, J.P.     Securities
                    Morgan, Citi,
                    Deutsche Bank
                     Securities,
                       Morgan
                      Stanley,
                      Barclays
                    Capital, BNP
                      PARIBAS,
                    Goldman Sachs
                    & Co., HSBC,
                      KeyBanc,
                       Capital
                      Markets,
                       Mizuho
                     Securities
                      USA Inc.,
                     RBS, Scotia
                    Capital, U.S.
                       Bancorp
                    Investments,
                     Inc., Wells
                        Fargo
                     Securities

    0.13%  0.06%    BofA Merrill     Bank of America
                    Lynch, Morgan
                    Stanley, RBS,
                     Wells Fargo
                     Securities,
                      Barclays
                      Capital,
                    Calyon, J.P.
                       Morgan,
                   Mitsubishi UFJ
                     Securities,
                        U.S.

     Waste       11/12/09      --      $99.466      $600,000,000.00    570,000
 Management Inc.
   6.125% due
   11/30/2039

   Amerisource   11/16/09      --      $99.174      $400,000,000.00    330,000
     Bergen
  Corp. 4.875%
 due 11/15/2019

                       Bancorp
                    Investments,
                        Inc.

    0.09%  0.06%    BNP PARIBAS,     JP Morgan
                    J.P. Morgan,
                       Scotia
                   Capital, Wells
                        Fargo
                     Securities,
                    CALYON, Citi,
                      Comerica
                     Securities,
                        Daiwa
                     Securities
                    America Inc.,
                   Goldman, Sachs
                       & Co.,
                   Mitsubishi UFJ
                     Securities,
                       Mizuho
                   Securities USA
                    Inc., Morgan
                      Keegan &
                    Company, Inc.
                      SunTrust
                      Robinson
                   Humphrey, U.S.
                       Bancorp
                    Investments,
                        Inc.

    0.08%  0.03%    BofA Merrill     Banc of America
                     Lynch, J.P.
                       Morgan,
                      Barclays
                      Capital,
                    Deutsche Bank
                     Securities,
                   Goldman, Sachs
                       & Co.,
                   Mitsubishi UFJ
                     Securities,
                       Mizuho
                   Securities USA
                      Inc., PNC
                       Capital
                    Markets LLC,
                       Scotia
                   Capital, Wells
                        Fargo
                     Securities

  International  11/30/09      --      $99.741      $750,000,000.00    920,000
Paper Co. 7.300%
 due 11/15/2039

Hess Corp 6.000% 12/09/09      --      $99.234      $750,000,000.00  1,075,000
  due 1/15/2040

     Boston      12/10/09      --      $99.031         $850,000,000  1,100,000
 Scientific Corp
 Note 6.00% due
    1/15/2020

    0.12%  0.09%    Bofa Merrill     Bank of America
                     Lynch, BNP
                    PARIBAS, BBVA
                     Securities,
                       CALYON,
                     Commerzbank
                    Corporates &
                   Markets, Daiwa
                     Securities
                    America Inc.,
                   Mitsubishi UFJ
                   Securities USA
                    Inc., Morgan
                      Keegan &
                   Company, Inc.,
                       Scotia
                      Capital,
                       SOCIETE
                      GENERALE,
                     Wells Fargo
                     Securities,
                    J.P. Morgan,
                   UBS Investment
                        Bank

    0.14%  0.11%    Goldman Sachs    JP Morgan
                     & Co., J.P.     Securities, Inc.
                   Morgan, Morgan
                       Stanley

    0.13%  0.11%    BofA Merrill     JP Morgan
                       Lynch,
                    Deutsche Bank
                     Securities,
                    J.P. Morgan,
                      Barclays
                    Capital, BNP
                    PARIBAS, RBS,
                        Daiwa
                     Securities
                    America Inc.,
                   Mitsubishi UFJ
                     Securities,
                       Mizuho
                   Seucirites USA
                     Inc., Wells
                        Fargo
                     Securities,
                        BBVA
                     Securities,
                     BNY Mellon
                       Capital

    Teacher's    12/11/09      --      $99.873    $2,000,000,000.00  1,150,000
  Insurance and
     Annuity
 Association of
 America 6.850%
 due 12/16/2039

   Freddie Mac   01/06/10      --      $99.974    $4,000,000,000.00  5,000,000
   2.875% due
    2/9/2015

     Motiva      01/06/10      --      $99.804 $1,000,00,000,000.00    775,000
 Enterprises LLC
   5.750% due
    1/15/2020

    Rabobank     1/8/10        --      $99.968       $1,750,000,000  3,655,000
  Nederland NV

                    Markets, LLC,
                     RBC Capital
                      Markets,
                       Scotia
                    Capital, ING
                     Wholesale,
                    Allied Irish
                       Banks,
                      Corporate
                      Banking,
                      Standard
                   Chartered Bank

    0.06%  0.12%    Deutsche Bank    Goldman Sachs
                     Securities,
                   Goldman, Sachs
                     & Co., J.P.
                   Morgan, Morgan
                   Stanley, Citi,
                   Credit Suisse,
                     RBS, Wells
                        Fargo
                     Securities,
                    The Williams
                   Capital Group,
                        L.P.

    1.00%  0.52%    Deutsche Bank    Deutsche Bank
                     Securities
                        Inc.,
                      Citigroup
                   Global Markets
                   Inc., Barclays
                    Capital, RBS
                     Securities
                    Inc., Morgan
                    Stanley & Co.
                    Incorporated,
                      Finacorp
                     Securities

    0.08%  0.08%   Credit Suisse,    Credit Suisse
                    J.P. Morgan,     Securities (USA)
                    Citi, Calyon,    LLC
                        RBS,
                   Mitsubishi UFJ
                     Securities,
                      SunTrust
                      Robinson
                      Humphrey

    0.21%  0.39%      Rabonbank      Credit Suisse
                   International,    Securities (USA)

   4.750% due
    1/15/2020

CMS Energy Corp. 01/11/2010    --      $99.436      $300,000,000.00  1,045,000
   6.250% due
   2/1/2020

 Simon Property  1/19/10       --      $99.621       $1,250,000,000  1,020,000
 Group LP 5.650%
  due 2/1/2020

                    BNP Paribas,     LLC
                      Barclays
                   Capital, Citi,
                   Credit Suisse,
                        Daiwa
                     Securities
                    SMBC Europe,
                    Goldman Sachs
                   International,
                    J.P. Morgan,
                    Merrill Lynch
                   International,
                       Mizuho
                    International
                     plc, Morgan
                      Stanley,
                       Nomura
                   International,
                   UBS Investment
                        Bank

    0.35%  0.11%    J.P. Morgan,     J.P. Morgan
                    BNP PARIBAS,
                     RBS, wells
                        Fargo
                     Securities,
                       Scotia
                      Capital,
                      Comerica
                     Securities,
                   Goldman, Sachs
                       & Co.,,
                       KeyBanc
                       Capital
                      Markets,
                   Mitsucishi UFJ
                     Securities,
                     Fifth Third
                     Securities,
                      Inc., The
                      Williams
                   Capital Group,
                        L.P.

    0.08%  0.11%    Citi, Morgan     Barclays
                    Stanley, RBS,    Capital, Inc.
                  Barclays Capital,
                     CALYON, RBC
                  Capital Markets,
                     Fifth Third
                  Securities, Inc.,
                   Scotia Capital,

  Nissan Master  1/27/10       --     $100.000         $900,000,000  2,400,000
   Owner Trust
  0.23063% due
    1/15/2015

   PNC Funding   02/03/2010    --      $99.861    $1,000,000,000.00  1,490,000
Corp. 5.125% due
    2/8/2020

    Pacific      02/04/10      --      $99.303      $450,000,000.00    950,000
LifeCorp 6.000%
 due 2/10/2020

                   Morgan Keegan &
                   Company, Inc.,
                  SunTrust Robinson
                      Humphrey

    0.27%  0.25%  RBS, BofA Merrill  RBS Securities
                   Lynch, Barclays
                    Capital, BNP
                   PARIBAS, Calyon
                  Securities, HSBC,
                   Mitsubishi UFJ
                     Securities,
                  SOCIETE GENERALE

    0.15%  0.15%  JP Morgan, Morgan  JP Morgan
                    Stanley, PNC
                   Capital Markets
                    LLC, Barclays
                    Capital, BofA
                   Merrill Lynch,
                        Citi

    0.21%  0.10%    BofA Merrill     UBS Warburg
                     Lynch, J.P.
                     Morgan, UBS
                  Investment Bank,
                  Barclays Capital,
                  BNP PARIBAS, BNY
                   Mellon Capital
                    Markets, LLC,
                    CALYON, Citi,
                     Commerzbank
                    Corporates &
                  Markets, Deutsche
                  Bank Securities,
                  HSBC, Mitsubishi
                   UFJ Securities,
                     PNC Capital
                  Markets LLC, RBS,
                  SOCIETE GENERALE,
                    The Williams
                   Capital Group,
                     L.P., U.S.
                       Bancorp
                    Investments,
                  Inc., Wells Fargo
                     Securities,

      Life       02/11/10      --      $99.796      $750,000,000.00  1,315,000
  Technologies
Corp. 6.000% due
    3/1/2020

   Nationwide    02/18/10      --      $99.765      $800,000,000.00  3,825,000
Building Society
   6.250% due
    2/25/2020

  Comcast Corp.  02/24/10      --      $99.899    $1,400,000,000.00    935,000
   5.150% due
    3/1/2020

    0.18%  0.14%    BofA Merrill     Banc of America
                   Lynch, Goldman,
                  Sachs & Co., J.P.
                  Morgan, DnB NOR,
                  Mizuho Securities
                    USA, Markets,
                   Scotia Capital
                  BNP PARIBAS Inc.,
                   Morgan Stanley,
                         RBS

    0.48%  0.41%  Barclays Capital   Banc of America
                    Inc., Banc of
                       America
                   Securities LLC,
                  Morgan Stanley &
                  Co. Incorporated

    0.07%  0.10%    Deutsche Bank    Greenwich
                     Securities,     Capital
                   Mitsubishi UFJ
                  Securities, RBS,
                   UBS Investment
                     Bank, BofA
                   Merrill Lynch,
                  Barclays Capital,
                    BNP PARIBAS,
                     Citi, Daiwa
                     Securities
                    America Inc.,
                  Goldman, Sachs &
                  Co., J.P.Morgan,
                   Morgan Stnaley,
                     Wells Fargo
                     Securities,
                 Broadpoint.Gleacher,
                  SunTrust Robinson
                  Humphrey, Lloyds
                    TSB Corporate
                   Markets, Mizuho
                   Securities USA
                  Inc., US Bancorp
                    Investments,
                  Inc., BNY Mellon
                  Capital Markets,
                  LLC, Loop Capital
                  Markets, LLC, The
                  Williams Capital
                    Group, L.P.,

 Nomura Holdings 02/25/10      --      $99.791    $1,500,000,000.00    685,000
 Inc. 6.700% due
    3/4/2020

    Municipal    03/05/10      --     $100.000    $1,012,235,000.00  1,815,000
    Electric
  Authority of
 Georgia 6.655%
  due 4/1/2057

   Ameriprise    03/08/10      --      $99.761      $750,000,000.00    515,000
 Financial Inc.
   5.300% due
     3/15/20

 The City of New 03/19/10      --     $100.000      $750,000,000.00    920,000
 York 5.968% due
    3/1/20236

                   Blaylock Robert
                   Van, LLC, M.R.
                   Beal & Company,
                   Ramirez & Co.,
                   Inc., Guzman &
                       Company

    0.05%  0.07%       Nomura        Nomura
                  Securities, BoFA   Securities
                   Merrill Lynch,
                   Citi, Deutsche
                  Bank Securities,
                     HSBC, J.P.
                       Morgan,
                   Mitsubishi UFJ
                   Securities, UBS
                  Investment Bank,
                     Wells Fargo
                     Securities

    0.18%  0.19%  Goldman, Sachs &   Goldman Sachs
                     Co., Morgan
                    Stanley, BMO
                  Capital Markets,
                     Citi, J.P.
                  Morgan, Barclays
                    Capital, BofA
                   Merrill Lynch,
                   FirstSouthwest,
                     Wells Fargo
                     Securities

    0.06%  0.05%  Goldman, Sachs &   Goldman Sachs
                     Co., Credit
                   Suisse, Morgan
                    Stanley, BofA
                   Merrill Lynch,
                     HSBC, J.P.
                    Morgan, Wells
                  Fargo Securities

    0.12%  0.10%  Siebert Brandford  Siebert Branford
                  Shank & Co., LLC,  Shank
                    BofA Merrill
                  Lynch, Citi, J.P.
                   Morgan, Morgan
                  Stanley, Barclays
                    Capital, M.R.
                   Beal & Company,
                  Fidelity Capital
                  Markets, Goldman,
                    Sachs & Co.,

 Vornado Realty  03/23/10      --      $99.834      $500,000,000.00  1,415,000
Trust 4.250% due
    4/1/2015

                     Jefferies &
                    Company, Loop
                  Capital Markets,
                   LLC, Ramirez &
                   Co., Inc., Rice
                      Financial
                  Products Company,
                  Roosevelt & Cross
                    Incorporated,
                      Soutwest
                  Securities, Inc.,
                   Wachovia Bank,
                      National
                    Association,
                   Cabrera Capital
                    Markets, LLC,
                       Jackson
                     Securities,
                  Janney Montgomery
                     Scott LLC,
                  Lebenthal & Co.,
                      LLC, MFR
                  Securities, Inc.,
                   Morgan Keegan &
                   Company, Inc.,
                   Raymond James &
                  Associates, Inc.,
                     RBC Capital
                     Markets, TD
                     Securities

    0.28%  0.15%    BofA Merrill     UBS Securities
                  Lynch, Citi, J.P.
                     Morgan, UBS
                  Investment Bank,
                    Deutsche Bank
                     Securities,
                  Goldman, Sachs &
                     Co., Morgan
                    Stanley, RBS,
                     Wells Fargo
                   Securities, BNY
                   Mellon Capital
                    Markets, LLC,
                  Daiwa Securities
                  America Ind., PNC
                   Capital Markets
                   LLC,RBC Capital
                    Markets, U.S.
                       Bancorp
                  Investments, Inc.

 Duke Realty LP    03/25/10    --      $99.983      $250,000,000.00    535,000
   6.750% due
    3/15/2020

       New       03/26/10      --     $100.000    $1,100,000,000.00    290,000
 Communications
 Holdings 8.50%
  due 4/15/2020

    0.21%  0.06%   Morgan, Morgan    Wachovia
                   Stanley, Wells    Securities
                        Fargo
                     Securities,
                      Barclays
                   Capital, Credit
                   Suisse, Morgan
                      Keegan &
                   Company, Inc.,
                   Scotia Capital,
                      SunTrust
                  Robinson Humphrey

    0.03%  0.03%    J.P. Morgan,     JP Morgan
                   Credit Suisse,
                    BofA Merrill
                   Lynch, Barclays
                   Capital, Citi,
                    Deutsche Bank
                     Securities,
                   Morgan Stanley,
                         RBS